SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is October 17, 2017.

For Certain MFS® Funds

Effective immediately, the following language in the sub-sections entitled "Portfolio Manager(s)" beneath the main headings entitled "Summary of Key Information" and "Management of the Fund":
MFS anticipates that David Mannheim will retire as portfolio manager of the fund at a date between June 2017 and June 2018.
Is replaced in its entirety with the following:
David Mannheim will retire as portfolio manager of the fund on April 15, 2018.

1032004                                                                                                                                 1                                                                                                     MULTI-SUP-I-101717